UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 29, 2026 (January 27, 2026)
Date of Report (date of earliest event reported)
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HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	1-14445 (Commission File Number)	58-0281900 (I.R.S. Employer Identification Number)
780 Johnson Ferry Road, NE, Suite 800 Atlanta, Georgia 30342
(Address of principal executive offices and zip code)

(404) 443-2900
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HVT	NYSE
Class A Common Stock	HVTA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors elected E. Kendrick Smith to the Board of Directors of Haverty Furniture Companies, Inc. (“Havertys” or the “Company”) effective February 17, 2026. His term will expire at the 2026 Annual Meeting of Stockholders. With Mr. Smith’s election, the size of the Board expands to eleven members.

Mr. Smith has practiced law for more than 40 years, specializing in complex business and tort litigation. From 1981 to 2005, he practiced with Smith, Gambrell & Russell, LLP, where he served as a partner, a member of the Executive Compensation Committee, and head of the Litigation Department. From 2005 to 2020, he was a partner at Jones Day. He has longstanding familiarity with the Company and the home furnishings industry, having served for nearly a decade earlier in his career as Havertys' primary outside counsel. He currently continues his practice for select clients through E. Kendrick Smith Law LLC.

Mr. Smith is the brother of Clarence H. Smith, Executive Chairman of the Company, and as such, Mr. Smith is a non-independent, non-management director. There is no arrangement or understanding between Mr. Smith and any other person pursuant to which he was selected as a director. Beyond his family relationship, there are no transactions in which Mr. Smith has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S‑K.

Mr. Smith is eligible for the Company's standard compensation for non-employee directors, as described in the "Director Compensation" section of the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2025. He will receive the compensation currently paid to non-employee directors of the Company on a pro rata basis for any partial fiscal quarter.

Item 7.01 - Regulation FD Disclosure

On January 29, 2026, the Company issued a press release announcing the election of Mr. Smith to the Board of Directors as described in Item 5.02 of this Current Report on Form 8-K, which is furnished as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

The information contained within this Item 7.01, including the information in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01 - Financial Statements and Exhibits
(d): Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release dated January 29, 2026 titled “Havertys Furniture Appoints E. Kendrick Smith to its Board of Directors.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 29th day of January, 2026.

HAVERTY FURNITURE COMPANIES, INC.

By:	/s/ Brendan P. McGill
Name:	Brendan P. McGill
Title:	Senior Vice President, General Counsel and Corporate Secretary